Exhibit 10.1

EXECUTION COPY

FIRST AMENDMENT TO

RECEIVABLES LOAN AGREEMENT

This FIRST AMENDMENT TO RECEIVABLES LOAN AGREEMENT, dated as of June 25, 2025 (this “Amendment”), is entered into by and among Elanco Spear LLC, a Delaware limited liability company, as borrower (the “Borrower”), Elanco US Inc. (“Elanco”), a Delaware corporation, as servicer (the “Servicer”), the various lenders and lender agents set forth on the signature pages hereto, and Coöperatieve Rabobank U.A., New York Branch, a Dutch coöperatieve acting through its New York Branch, as administrative agent (in such capacity, the “Administrative Agent”) for each Lender Group and, solely with respect to Section 6, Elanco Animal Health Incorporated, an Indiana corporation, as performance guarantor (the “Performance Guarantor”).

RECITALS

A.           WHEREAS, the Borrower, the Servicer, the Lenders, the Lender Agents and the Administrative Agent have entered into that certain Receivables Loan Agreement, dated as of August 3, 2023 (as amended, restated, supplemented or otherwise modified through the date hereof, the “RLA”); and

B.            WHEREAS, pursuant to and in accordance with Section 6.1 of the RLA, the Borrower, the Servicer, the Lenders, the Lender Agents and the Administrative Agent desire to amend the RLA as provided herein.

NOW, THEREFORE, based upon the above Recitals, the mutual premises and agreements contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the undersigned, intending to be legally bound, hereby agree as follows:

SECTION 1.         Definitions and Interpretation. Each capitalized term used but not defined herein has the meaning ascribed thereto in Exhibit I to the RLA. The rules of interpretation set forth in Exhibit I to the RLA are hereby incorporated, mutatis mutandis, as if fully set forth herein.

SECTION 2.         Amendments to the RLA. Each of the parties hereto hereby agrees that, effective as of the date hereof, the RLA is hereby amended as follows:

(a)                             Clause (b) of Section 1.5 of the RLA is hereby amended and restated in its entirety to read as follows:

“(b) the Administrative Agent dated as of the First Amendment Date, between the Borrower, the Administrative Agent and Coöperatieve Rabobank U.A., New York Branch, as Lender Agent of the Rabobank Lender Group (the “Amended and Restated Administrative Agent Fee Letter” and together with the Lender Group Fee Letter, the “Fee Letters”, and each a “Fee Letter”).”

(b)                             Section 4.6 of Article IV of the RLA is hereby amended and restated in its entirety to read as follows:

“Servicing Fee. (a) The Servicer shall be paid a fee for each Collection Period equal to the product of (x) the Servicing Fee Rate multiplied by (y) the Outstanding Balance of the Pool Receivables as of the last day of such Collection Period multiplied by (z) the quotient of the number of days in such Collection Period divided by 360.  Accrued Servicing Fees shall be payable through the distributions contemplated by Section 1.4(d) or as otherwise contemplated by Section 1.4(c).”

(c)                             The definition of “First Amendment Date” described below is hereby added to Exhibit I of the RLA in the appropriate alphabetical order:

““First Amendment Date” means June 25, 2025.”

(d)                             The definition of “Normal Concentration Percentage” in Exhibit I of the RLA is hereby amended and restated in its entirety to read as follows:

“Normal Concentration Percentage” means, with respect to any Obligor, (a) the lower of the percentages set forth below opposite the short term unsecured debt rating, if any, currently assigned to such Obligor by S&P or Moody’s at such time (or in the absence of a short term unsecured debt rating from any such rating agency, the long term unsecured senior debt rating currently assigned to such Obligor by S&P or Moody’s at such time) and (b) the higher percentage that the Administrative Agent may (in its sole discretion) agree to from time to time; provided, that as of the Closing Date, the Administrative Agent has agreed, pursuant to the foregoing clause (b), to (i) a Normal Concentration Percentage of 10.00% for whichever Obligor in Category IV that has the greatest aggregate Outstanding Balance of Eligible Receivables of all Obligors in Category IV, (ii) a Normal Concentration Percentage of 5.00% for whichever Obligor in Category IV that has the second greatest aggregate Outstanding Balance of Eligible Receivables of all Obligors in Category IV, (iii) a Normal Concentration Percentage of 5.00% for whichever Obligor in Category IV that has the third greatest aggregate Outstanding Balance of Eligible Receivables of all Obligors in Category IV and (iv) a Normal Concentration Percentage of 3.00% for whichever Obligor in Category IV that has the fourth greatest aggregate Outstanding Balance of Eligible Receivables of all Obligors in Category IV; and provided, further, that the Administrative Agent may, upon not less than five (5) Business Days’ prior written notice to the Borrower, cancel or reduce any percentage granted pursuant to clause (b) above (including pursuant to the immediately preceding proviso) for any Obligor, in which case the Normal Concentration Percentage for such Obligor(s) shall be determined pursuant to clause (a) above.

Category	S&P Short Term Rating	S&P Long Term Rating	Moody’s Short Term Rating	Moody’s Long Term Rating	Normal Concentration Percentage
I	A-1 or A-1+	A or higher	P-1	A2 or higher	20.00%
II	A-2	A- to BBB+	P-2	A3 to Baa1	12.50%
III	A-3	BBB to BBB-	P-3	Baa2 to Baa3	8.33%
IV	Below A-3 or Not Rated by S&P	Below BBB- or Not Rated by S&P	Below P-3 or Not Rated by Moody’s	Below Baa3 or Not Rated by Moody’s	2.00%

For the avoidance of doubt, if any Obligor does not have a short term unsecured debt rating or a long term unsecured senior debt rating from at least one of S&P and Moody’s, such Obligor’s Normal Concentration Percentage shall equal the Normal Concentration Percentage for Category IV set forth above subject to clause (b) above. If an Obligor has a short term unsecured debt rating and a long term unsecured senior debt rating from either S&P or Moody’s, the short term unsecured debt rating will be used for the purposes of this definition. If an Obligor has a short term unsecured debt rating from both S&P and Moody’s, the lower rating will be used for the purposes of this definition. If an Obligor has a long term unsecured senior debt rating from both S&P and Moody’s, the lower rating will be used for the purposes of this definition.”.

(e)                             Clause (a) of the definition of “Scheduled Termination Date” in Exhibit I of the RLA is hereby amended by replacing the text “August 3, 2026” where it appears therein with the text “June 26, 2028” in its place.

(f)                              The first sentence of clause (h) of Section 1 in Exhibit IV of the RLA is hereby amended by adding the below proviso to the end of such sentence:

“; provided further, that, any material findings from the inspections undertaken pursuant to clause (i) above shall be promptly addressed by the Borrower in a manner satisfactory to the Administrative Agent.”

(g)                             The first sentence of clause (f) of Section 2 in Exhibit IV of the RLA is hereby amended by adding the below proviso to the end of such sentence:

“; provided further, that, any material findings from the inspections undertaken pursuant to clause (i) above shall be promptly addressed by the Servicer in a manner satisfactory to the Administrative Agent.”

(h)                             Clause (A) of Section 2(k)(iv) of Exhibit IV of the RLA is hereby amended and restated in its entirety to read as follows:

“(A) on the 20th day after the close of every Collection Period (or the next succeeding Business Day if such day is not a Business Day), commencing in August 2023 (the “Monthly Reporting Date”) a Monthly Receivables Report for the immediately preceding Collection Period, provided that the Borrower may, not more than three (3) times in any calendar year, upon 45 days’ prior written notice to the Administrative Agent and with the prior written consent of the Administrative Agent, change the Monthly Reporting Date in any calendar month to a different date within the same calendar month; provided, further, that the Administrative Agent has consented in writing to such request,”.

(i)                              Clause (h) in Exhibit V of the RLA is hereby amended and restated in its entirety to read as follows:

“(h)         (A) the average of the Default Ratios of the three most recently ended Collection Periods shall exceed 2.00%, (B) the average of the Dilution Ratios of the three most recently ended Collection Periods shall exceed 2.75%, (C) the average of the Delinquency Ratios of the three most recently ended Collection Periods shall exceed 3.00% or (D) the average of the Days Sales Outstanding of the three most recently ended Collection Periods shall exceed 70 days; or”.

(j)                              Schedule VII of the RLA is hereby amended and restated in the form attached as Schedule A hereto.

SECTION 3.         RLA in Full Force and Effect as Amended. Except as specifically amended, all provisions of the RLA shall remain in full force and effect. This Amendment shall not be deemed to expressly or impliedly waive, amend or supplement any provision of the RLA other than as expressly set forth herein and shall not constitute a novation of the RLA.

SECTION 4.         Representations and Warranties. Each of the Borrower and the Servicer hereby represent and warrant to the Administrative Agent and the Lenders (after giving effect to this Amendment), as of the date of this Amendment, as follows:

(a)            this Amendment and has been duly executed and delivered by it;

(b)            this Amendment constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, except as limited by bankruptcy, insolvency, moratorium, fraudulent conveyance or other laws relating to the enforcement of creditors’ rights generally and general principles of equity (regardless of whether enforcement is sought at equity or law);

(c)            no authorization or approval or other action by, and no notice to, license from or filing with, any Governmental Authority is required for the due execution, delivery and performance of this Amendment;

(d)            the execution, delivery and performance by it of this Amendment (i) is within its limited liability company or corporate powers, (ii) has been duly authorized by all necessary limited liability company or corporate action, and (iii) does not contravene, violate or breach (1) its organizational documents or (2) any applicable Law; and

(e)            immediately after giving effect to this Amendment, (i) each of the representations and warranties of the Borrower and the Servicer, as applicable, set forth in the Transaction Documents are true and correct in all material respects (or, if already qualified by materiality, in all respects), except to the extent such representations and warranties explicitly refer solely to an earlier date or period, in which case they shall be true and correct as of such earlier date or period, and (ii) no Termination Event or Unmatured Termination Event has occurred and is continuing.

SECTION 5.         Conditions to Effectiveness. This Amendment shall become effective as of the date hereof upon receipt by the Administrative Agent of the following, each in form and substance satisfactory to the Administrative Agent:

(i)             executed counterparts of this Amendment and that certain First Amendment Fee Letter Agreement, dated as of the date hereof (the “First Amendment Fee Letter”), between Borrower and the Administrative Agent;

(ii)            a legal opinion of counsel to the Borrower and Servicer with respect to certain corporate and enforceability matters;

(iii)           certified copies of (a) the resolutions of the sole member of the Borrower authorizing the execution, delivery, and performance by the Borrower of this Amendment and the other Transaction Documents to which it will be a party, (b) all documents evidencing other necessary limited liability company action and governmental approvals, if any, with respect to this Amendment and the other Transaction Documents to which it will be a party and (c) the certificate of formation and operating agreement of the Borrower;

(iv)           a certificate of the Secretary or Assistant Secretary of the Borrower certifying the names and true signatures of the officers of the Borrower authorized to sign this Amendment and the other Transaction Documents to which it will be a party;

(v)            certified copies of (a) the resolutions of the board of directors (or its designated committee) of Elanco authorizing the execution, delivery, and performance by Elanco of this Amendment, (b) all documents evidencing other necessary corporate action and governmental approvals, if any, with respect to this Amendment and (c) the certificate of incorporation and bylaws of Elanco;

(vi)           a certificate of the Secretary or Assistant Secretary of the Servicer certifying the names and true signatures of the officers of the Servicer authorized to sign this Amendment and the other Transaction Documents to which the Servicer will be a party; and

(vii)          evidence of the Administrative Agent’s receipt of the First Amendment Fee (as defined in the First Amendment Fee Letter).

SECTION 6.         Ratification of Performance Guaranty. The Performance Guarantor hereby agrees that, after giving effect to this Amendment and the transactions contemplated hereby, all of the provisions of the Performance Guaranty shall remain in full force and effect and the Performance Guarantor hereby ratifies and affirms the Performance Guaranty and acknowledges that the Performance Guaranty has continued and shall continue in full force and effect in accordance with its terms.

SECTION 7.         Miscellaneous.

(a)            This Amendment may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page of this Amendment by facsimile, emailed pdf. or any other electronic means that reproduces an image of the actual executed signature page shall be effective as delivery of a manually executed counterpart of this Amendment. The words “execution”, “signed”, “signature” and words of like import in this Amendment or any Transaction Document shall be deemed to include Electronic Signatures or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable Law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.

(b)            Any provisions of this Amendment which are prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

(c)            THIS AMENDMENT, INCLUDING THE RIGHTS AND DUTIES OF THE PARTIES HERETO, SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK (INCLUDING SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK, BUT WITHOUT REGARD TO ANY OTHER CONFLICTS OF LAW PROVISIONS THEREOF).

(d)            EACH OF THE PARTIES HERETO WAIVES ITS RESPECTIVE RIGHTS TO A TRIAL BY JURY OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF OR RELATED TO THIS AMENDMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY, IN ANY ACTION, PROCEEDING OR OTHER LITIGATION OF ANY TYPE BROUGHT BY ANY OF THE PARTIES AGAINST ANY OTHER PARTY OR PARTIES, WHETHER WITH RESPECT TO CONTRACT CLAIMS, TORT CLAIMS, OR OTHERWISE. EACH OF THE PARTIES HERETO AGREES THAT ANY SUCH CLAIM OR CAUSE OF ACTION SHALL BE TRIED BY A COURT TRIAL WITHOUT A JURY. WITHOUT LIMITING THE FOREGOING, EACH OF THE PARTIES HERETO FURTHER AGREES THAT ITS RESPECTIVE RIGHT TO A TRIAL BY JURY IS WAIVED BY OPERATION OF THIS SECTION AS TO ANY ACTION, COUNTERCLAIM OR OTHER PROCEEDING WHICH SEEKS, IN WHOLE OR IN PART, TO CHALLENGE THE VALIDITY OR ENFORCEABILITY OF THIS AMENDMENT OR ANY PROVISION HEREOF.

(e)            The captions and headings of this Amendment are for convenience of reference only and shall not affect the interpretation hereof or thereof.

(f)            This Amendment is a Transaction Document and all references to a “Transaction Document” in the RLA and the other Transaction Documents (including, without limitation, all such references in the representations and warranties in the RLA and the other Transaction Documents) shall be deemed to include this Amendment.

[THE REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the undersigned have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first written above.

ELANCO SPEAR LLC, as the Borrower

By:
	Name:	Eric Seremet
	Title:	Treasurer

ELANCO US INC.,
as the Servicer

By:
	Name:	Eric Seremet
	Title:	Treasurer

ELANCO ANIMAL HEALTH INCORPORATED, solely with respect to Section 6, as Performance Guarantor

By:
	Name:	Eric Seremet
	Title:	Treasurer

Signature Page to First Amendment

COÖPERATIEVE RABOBANK U.A., NEW YORK BRANCH, as Lender Agent for the Rabobank Lender Group

By:
	Name:	Robyn Carmel
	Title:	Executive Director

By:
	Name:	Stuart Schmeltz
	Title:	Vice President

COÖPERATIEVE RABOBANK U.A., NEW YORK BRANCH, as Committed Lender for the Rabobank Lender Group

By:
	Name:	Robyn Carmel
	Title:	Executive Director

By:
	Name:	Stuart Schmeltz
	Title:	Vice President

COÖPERATIEVE RABOBANK U.A., NEW YORK BRANCH, as Administrative Agent

By:
	Name:	Robyn Carmel
	Title:	Executive Director

By:
	Name:	Stuart Schmeltz
	Title:	Vice President

Signature Page to First Amendment

SCHEDULE A

SCHEDULE VII

SPECIAL CONCENTRATION PERCENTAGES

Special Obligor	Special Concentration Percentage
AmerisourceBergen Corp.	25.00%
Land O Lakes Inc.	15.00%
Chewy, Inc.	8.00%